UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-10053
                                   811-10089

Name of Fund: Merrill Lynch Low Duration Fund of Merrill Lynch Investment
              Managers Funds, Inc. Low Duration Master Portfolio of Fund Asset Management Master Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 06/30/05

Date of reporting period: 07/01/04 - 06/30/05

Item 1 - Report to Stockholders

                        Merrill Lynch
                        Low Duration Fund
                        Of Merrill Lynch Investment Managers Funds, Inc.

Annual Report
June 30, 2005

A Letter From the President

[PHOTO OMITTED]

Dear Shareholder

The financial markets continued to face a number of crosscurrents over the past several months. On June 30, 2005, the Federal Reserve Board (the Fed) increased the federal funds rate for the ninth consecutive time since June 2004, bringing the target short-term interest rate to 3.25%. During the same week, first quarter 2005 U.S. gross domestic product growth was revised upward to 3.8% -- behind the 4.4% annualized growth rate recorded for all of 2004 but ahead of many economists' expectations. Signs of a slowing economy, coupled with easing inflationary fears, have prompted some observers to believe that the Fed may soon end its monetary tightening campaign.

After ending 2004 in a strong rally, U.S. equity markets have struggled to record meaningful gains in 2005. Continued high oil prices and Fed interest rate hikes have exerted downward pressure on stocks. Offsetting this somewhat have been surprisingly strong corporate earnings and lower long-term bond yields. Outside U.S. borders, results have been mixed. Several European markets have been performing well despite ongoing economic problems. In Asia, many markets have benefited from higher economic growth rates and relatively attractive valuations, although Japanese stocks have struggled as a result of slowing exports and high oil prices.

In the bond markets, the yield curve flattening "conundrum" continued. As short-term yields increased in concert with Fed interest rate hikes, yields on longer-term bonds declined (as their prices, which move opposite yields, increased). Over the past year, the two-year Treasury yield rose 96 basis points (.96%) while the 10-year Treasury yield declined 68 basis points. At period-end, the spread between the two-year and 10-year Treasury yields was just 28 basis points.

Amid these conditions, the major market benchmarks posted six-month and 12-month returns as follows:

Total Returns as of June 30, 2005                               6-month      12-month
=====================================================================================
U.S. equities (Standard & Poor's 500 Index)                      -0.81%       + 6.32%
-------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                     -1.25%       + 9.45%
-------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)  -1.17%       +13.65%
-------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)              +2.51%       + 6.80%
-------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)   +2.89%       + 8.24%
-------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)   +0.77%       +10.10%
-------------------------------------------------------------------------------------

Entering the second half of 2005, we expect more of the same type of "muddle through" environment that has befallen financial markets in the first half of the year. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                Sincerely,


                                /s/ Robert C. Doll, Jr.

                                Robert C. Doll, Jr.
                                President and Director/Trustee


2             MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

We are pleased to present to you the management team of

Merrill Lynch Low Duration Fund

                                [PHOTO OMITTED]

Portfolio Managers Pat Maldari, who joined Merrill Lynch Investment Managers
(MLIM) in 1984, and Jim Pagano, who joined MLIM in 1997, co-head Merrill Lynch Low Duration Fund along with Portfolio Managers John Burger and Frank Viola. Mr. Maldari received a bachelor's degree from Montclair State University. He is a CFA(R) charterholder and a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA). Mr. Pagano received a bachelor's degree from the United States Naval Academy and is a CFA charterholder.

Mr. Burger, who joined MLIM in 1992, earned a bachelor's degree from Cornell University. He is a CFA charterholder and a member of the AIMR and NYSSA. Mr. Viola, who joined MLIM in 1997, earned a bachelor's degree from The Pennsylvania State University. He is a CFA charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries.

================================================================================
Table of Contents                                                           Page
--------------------------------------------------------------------------------
A Letter From the President ..............................................     2
A Discussion With Your Fund's Portfolio Managers .........................     4
Performance Data .........................................................     6
Disclosure of Expenses ...................................................    11
Fund Financial Statements ................................................    12
Fund Financial Highlights ................................................    15
Fund Notes to Financial Statements .......................................    20
Important Tax Information ................................................    24
Portfolio Information ....................................................    24
Master Portfolio Schedule of Investments .................................    25
Master Portfolio Financial Statements ....................................    32
Master Portfolio Financial Highlights ....................................    34
Master Portfolio Notes to Financial Statements ...........................    35
Officers & Directors/Trustees ............................................    39

CFA(R) and Chartered Financial Analyst(R) are trademarks owned by the Association for Investment Management and Research.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005              3

A Discussion With Your Fund's Portfolio Managers

      As the short end of the Treasury yield curve continued to be affected by Federal Reserve Board (the Fed) interest rate hikes, we maintained a short duration bias and ample exposure to spread product in an effort to protect the Fund's net asset value and enhance returns.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended June 30, 2005, Merrill Lynch Low Duration Fund's Class A, Class B, Class C, Class I and Class R Shares had total returns of +2.14%, +1.46%, +1.46%, +2.39% and +1.88%, respectively. For the same period, the Fund's unmanaged benchmark, the Merrill Lynch 1 - 3 Year Corporate and Government Index, returned +2.19%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 10 of this report to shareholders.)

During the past 12 months, the Fed continued on its monetary tightening campaign, increasing the federal funds rate in nine consecutive moves of 25 basis points (.25%) each. This brought the target short-term interest rate from 1% in June 2004 to 3.25% on June 30, 2005. As expected, yields at the short end of the curve followed the federal funds rate higher. However, long-term bond yields remained stubbornly low and, ultimately, declined over the past year. The result has been a considerable flattening of the yield curve, in what Fed Chairman Alan Greenspan has described as a "conundrum."

The yield on the two-year Treasury note rose 96 basis points during the year, from 2.70% on June 30, 2004, to 3.66% at period-end. The 10-year Treasury yield, in the meantime, fell 68 basis points from 4.62% on June 30, 2004, to 3.94% at period-end. This brought the spread between two-year and 10-year Treasury notes from 192 basis points one year ago to just 28 basis points at June 30, 2005. Because bond prices move in the opposite direction of yields, longer-dated issues significantly outperformed shorter-dated securities for the year.

The portfolio was positioned for the yield curve flattening, as we expected interest rates on the short end to rise significantly. Thus, we were underweight at the short end of the yield curve (where prices fell coincident with the rise in interest rates) and overweight securities with longer-dated maturities. In addition, the portfolio's duration (a measure of interest rate sensitivity) was 10% - 20% shorter than that of the benchmark throughout much of the year. This helped to protect the Fund's underlying value as short-term interest rates rose.

Finally, we maintained our considerable exposure to credit and spread sectors, at roughly 90% of the portfolio. Because they are not as affected by interest rate changes as Treasury securities, these sectors of the market are less susceptible to interest rate risk. Additionally, when the U.S. economy is improving or expanding, spread sectors, and particularly lower-quality corporate bonds, tend to outperform Treasury securities. Thus, our significant overweighting of spread sectors continued to benefit relative performance throughout the year.

What changes were made to the portfolio during the year?

We reduced our exposure to corporate bonds from roughly 40% of net assets to approximately 34% by period-end. Our valuation assessment indicated that these bonds were less attractive than holding cash, so we were comfortable increasing our cash position while seeking out more attractive investment opportunities. In fact, holding cash in the prevailing environment offered some opportunities as short-term interest rates increased. We used the cash to create a "barbell" strategy -- one in which assets were concentrated at the short end and long end of the curve, allowing us to avoid the area of the curve most affected by the flattening phenomenon. Some of the cash from the sale of our corporate bonds also was redeployed into structured fixed income assets, such as asset-back securities (ABS), which were particularly attractive given their high credit quality (AAA rating) and their attractive yields. Our commitment to ABS increased from 25% of net assets at the beginning of the year to 30% at period-end.

Much of the reduction in corporate exposure came in the auto sector, as earnings disappointments in the industry began to have an effect on these credits, and in cable and media. While reducing our corporate exposure, we also improved the overall credit quality of the corporate bonds we retained in the portfolio. We believe this makes for a much less volatile product.


4             MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

As mentioned earlier, we maintained the portfolio's relatively short duration throughout the year. The lower (or shorter) the duration of a portfolio, the less it will be impacted by interest rate changes. With the Fed committed to a "measured" program of interest rate hikes, we felt that the short duration was a prudent strategy. As of June 30, 2005, the portfolio's duration was 1.5 years, compared to 1.72 years for the Merrill Lynch 1 - 3 Year Corporate and Government Index.

How would you characterize the portfolio's position at the close of the period?

The very short end of the yield curve, where Merrill Lynch Low Duration Fund participates, will continue to be affected by Fed actions. Thus, we continue to monitor economic data and Fed language for signs that it is near the end of its monetary tightening campaign. For now, the Fed appears willing to continue raising interest rates, perhaps culminating in a year-end federal funds rate in the area of 3.75%.

Under these circumstances, we maintained our short duration bias at period-end. We are also prepared for a continuation of the yield curve flattening trend, as the higher federal funds rate will continue to put upward pressure on short-term interest rates, more so than on long-term interest rates. In fact, we believe the Fed wants to flatten the yield curve to widen credit spreads and also wants interest rates higher to take some of the steam out of the red-hot housing market.

Overall, we would describe our position as defensive both in terms of relatively low interest rate risk and a conservative asset allocation consisting of limited exposure to corporate, high yield and mortgage-backed securities. Essentially, we are awaiting opportunities to enter riskier asset classes and to bring the portfolio's duration profile closer to that of the benchmark. These opportunities may present themselves in the form of higher interest rates or a widening in credit spreads, which would prompt us to be more aggressive.

As always, we will continue to closely monitor economic and market trends and will make changes to the Fund's strategy, as appropriate, in our efforts to enhance investment opportunities.

John Burger
Vice President and Portfolio Manager

Patrick Maldari
Vice President and Portfolio Manager

James J. Pagano
Vice President and Portfolio Manager

Frank Viola
Vice President and Portfolio Manager

July 12, 2005

--------------------------------------------------------------------------------
We are pleased to announce that John Burger and Frank Viola have joined Patrick Maldari and James Pagano in the day-to-day management of Merrill Lynch Low Duration Fund. Mr. Burger has been a Director with Merrill Lynch Investment Managers (MLIM) since 2000 and Vice President thereof from 1998 to 2000. Mr. Viola has been a Director with MLIM since 1997.
--------------------------------------------------------------------------------


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005              5

Performance Data

About Fund Performance

Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 3% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.65% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.65% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 3% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

The performance results for Class A and Class I Shares depicted on pages 7 - 10 are those of Merrill Lynch Low Duration Fund and, prior to October 6, 2000, a predecessor Fund investing in the same underlying portfolio and with the same fees as Merrill Lynch Low Duration Fund. Performance results prior to October 6, 2000 reflect the annual operating expenses of the predecessor Fund. If Merrill Lynch Low Duration Fund's operating expenses were reflected, the results may have been less than those shown for this time period. Performance results after October 6, 2000 include the actual operating expenses of Merrill Lynch Low Duration Fund. The Fund commenced operations on October 6, 2000.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


6             MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Recent Performance Results*

                                                                                            10-Year/
                                                          6-Month        12-Month        Since Inception     Standardized
As of June 30, 2005                                    Total Return    Total Return       Total Return       30-Day Yield
=========================================================================================================================
ML Low Duration Fund Class A Shares*                      +0.82%          +2.14%             +26.53%              2.84%
-------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class B Shares*                      +0.48           +1.46              +15.85               2.25
-------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class C Shares*                      +0.38           +1.46              +15.67               2.26
-------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class I Shares*                      +0.84           +2.39              +66.47               3.08
-------------------------------------------------------------------------------------------------------------------------
ML Low Duration Fund Class R Shares*                      +0.69           +1.88              +63.78               2.68
-------------------------------------------------------------------------------------------------------------------------
Merrill Lynch 1 - 3 Year Corporate & Government Index**   +0.95           +2.19         +68.65/+31.68/+24.21        --
-------------------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's 10-year/since inception periods are 10 years for Class I & Class R Shares, from 9/24/99 for Class A Shares and from 10/06/00 for Class B and Class C Shares.
** This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years. Ten-year/since inception total returns are for 10 years, from 9/24/99 and from 10/06/00, respectively.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005              7

Total Return Based on a $10,000 Investment--Class A Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares compared to growth of an investment in the Merrill Lynch 1-3 Year Corporate & Government Index. Values are from September 24, 1999 through June 2005:

                                        9/24/99**      6/00          6/01           6/02          6/03         6/04          6/05
ML Low Duration Fund+--
Class A Shares*                         $ 9,700        $10,069       $10,840        $11,330       $11,938      $12,016       $12,273

                                        9/24/99**      6/00          6/01           6/02          6/03         6/04          6/05
Merrill Lynch 1-3 Year Corporate
and Government Index++                  $10,000        $10,360       $11,337        $12,110       $12,792      $12,886       $13,168

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

      Past performance is not indicative of future results

Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/05                               +2.14%           -0.93%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                             +4.04            +3.41
--------------------------------------------------------------------------------
Inception (9/24/99)
through 6/30/05                                      +4.16            +3.62
--------------------------------------------------------------------------------
*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.


8             MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Total Return Based on a $10,000 Investment--Class B & Class C Shares

A line graph depicting the growth of an investment in the Fund's Class B & Class C Shares compared to growth of an investment in the Merrill Lynch 1-3 Year Corporate & Government Index. Values are from October 6, 2000 through June 2005:

                                        10/06/00**     6/01          6/02           6/03          6/04         6/05
ML Low Duration Fund+--
Class B Shares*                         $10,000        $10,516       $10,910        $11,431       $11,418      $11,385

ML Low Duration Fund+--
Class C Shares*                         $10,000        $10,510       $10,904        $11,414       $11,401      $11,567

                                        10/06/00**     6/01          6/02           6/03          6/04         6/05
Merrill Lynch 1-3 Year Corporate
and Government Index++                  $10,000        $10,694       $11,423        $12,067       $12,155      $12,421

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

      Past performance is not indicative of future results.

Average Annual Total Return

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/05                                  +1.46%          -2.52%
--------------------------------------------------------------------------------
Inception (10/06/00)
through 6/30/05                                         +3.16           +2.78
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

                                                        Return          Return
                                                     Without CDSC    With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/05                                  +1.46%          +0.46%
--------------------------------------------------------------------------------
Inception (10/06/00)
through 6/30/05                                         +3.13           +3.13
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005              9

Performance Data (concluded)

Total Return Based on a $10,000 Investment--Class I & Class R Shares

A line graph depicting the growth of an investment in the Fund's Class I & Class R Shares compared to growth of an investment in the Merrill Lynch 1-3 Year Corporate & Government Index. Values are from June 1995 through June 2005:

                                    6/95             6/96              6/97             6/98              6/99
ML Low Duration
Fund+--
Class I Shares*                     $ 9,700          $10,426           $11,239          $12,020           $12,421

ML Low Duration
Fund+--
Class R Shares*                     $10,000          $10,749           $11,586          $12,391           $12,805

Merrill Lynch 1-3 Year Corporate
and Government Index++              $10,000          $10,553           $11,254          $12,025           $12,648

                                    6/00             6/01              6/02             6/03              6/04             6/05
ML Low Duration
Fund+--
Class I Shares*                     $13,090          $14,151           $14,812          $15,643           $15,770          $16,148

ML Low Duration
Fund+--
Class R Shares*                     $13,495          $14,536           $15,140          $15,986           $16,076          $16,376

Merrill Lynch 1-3 Year Corporate
and Government Index++              $13,269          $14,520           $15,510          $16,383           $16,503          $16,865

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
+ The Fund invests all of its assets in Low Duration Master Portfolio of Fund Asset Management Master Trust. The Portfolio invests in bonds of varying maturities with a portfolio duration of one to three years.
++ This unmanaged Index is comprised of investment grade corporate bonds and U.S. Treasury and agency securities with a maturity ranging from one year to three years.

      Past performance is not indicative of future results.


Average Annual Total Return

                                                 Return Without     Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 6/30/05                               +2.39%           -0.68%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                             +4.29            +3.65
--------------------------------------------------------------------------------
Ten Years Ended 6/30/05                              +5.23            +4.91
--------------------------------------------------------------------------------
*     Maximum sales charge is 3%.
**    Assuming maximum sales charge.


Class R Shares                                                            Return
================================================================================
One Year Ended 6/30/05                                                    +1.88%
--------------------------------------------------------------------------------
Five Years Ended 6/30/05                                                  +3.95
--------------------------------------------------------------------------------
Ten Years Ended 6/30/05                                                   +5.06
--------------------------------------------------------------------------------


10            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses including advisory fees, distribution fees including 12(b)-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on January 1, 2005 and held through June 30, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                          Expenses Paid
                                                        Beginning         Ending       During the Period*
                                                      Account Value    Account Value   January 1, 2005 to
                                                     January 1, 2005   June 30, 2005      June 30, 2005
=========================================================================================================
Actual
=========================================================================================================
Class A                                                  $1,000          $1,008.20            $4.68
---------------------------------------------------------------------------------------------------------
Class B                                                  $1,000          $1,004.80            $7.96
---------------------------------------------------------------------------------------------------------
Class C                                                  $1,000          $1,003.80            $7.96
---------------------------------------------------------------------------------------------------------
Class I                                                  $1,000          $1,008.40            $3.45
---------------------------------------------------------------------------------------------------------
Class R                                                  $1,000          $1,006.90            $5.91
=========================================================================================================
Hypothetical (5% annual return before expenses)**
=========================================================================================================
Class A                                                  $1,000          $1,019.86            $4.71
---------------------------------------------------------------------------------------------------------
Class B                                                  $1,000          $1,016.58            $8.01
---------------------------------------------------------------------------------------------------------
Class C                                                  $1,000          $1,016.58            $8.01
---------------------------------------------------------------------------------------------------------
Class I                                                  $1,000          $1,021.09            $3.47
---------------------------------------------------------------------------------------------------------
Class R                                                  $1,000          $1,018.64            $5.94
---------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (.95% for Class A, 1.62% for Class B, 1.62% for Class C, .70% for Class I and 1.20% for Class R), multiplied by the average account value over the period, multiplied by 179/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half-year divided by 365.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             11

Statement of Assets and Liabilities              Merrill Lynch Low Duration Fund

As of June 30, 2005
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investment in Low Duration Master Portfolio
                        (the "Portfolio"), at value (identified cost--$731,707,798)                      $ 726,534,229
                       Prepaid expenses ...........................................                             33,092
                                                                                                         -------------
                       Total assets ...............................................                        726,567,321
                                                                                                         -------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Dividends to shareholders ...............................    $     436,736
                          Distributor .............................................          258,310
                          Other affiliates ........................................          137,496
                          Administrator ...........................................          125,014           957,556
                                                                                       -------------
                       Accrued expenses ...........................................                             89,443
                                                                                                         -------------
                       Total liabilities ..........................................                          1,046,999
                                                                                                         -------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Net assets .................................................                      $ 725,520,322
                                                                                                         =============
======================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------
                       Class A Shares of Common Stock, $.01 par value, 100,000,000
                        shares authorized .........................................                      $     233,630
                       Class B Shares of Common Stock, $.01 par value, 200,000,000
                        shares authorized .........................................                             96,353
                       Class C Shares of Common Stock, $.01 par value, 100,000,000
                        shares authorized .........................................                            177,982
                       Class I Shares of Common Stock, $.01 par value, 100,000,000
                        shares authorized .........................................                            206,641
                       Class R Shares of Common Stock, $.01 par value, 200,000,000
                        shares authorized .........................................                              4,442
                       Paid-in capital in excess of par ...........................                        751,401,796
                       Accumulated distributions in excess of investment
                        income--net ...............................................    $    (167,292)
                       Accumulated realized capital losses allocated from the
                        Portfolio--net ............................................      (21,259,661)
                       Unrealized depreciation allocated from the Portfolio--net ..       (5,173,569)
                                                                                       -------------
                       Total accumulated losses--net ..............................                        (26,600,522)
                                                                                                         -------------
                       Net Assets .................................................                      $ 725,520,322
                                                                                                         =============
======================================================================================================================
Net Asset Value
----------------------------------------------------------------------------------------------------------------------
                       Class A--Based on net assets of $235,885,698 and 23,363,045
                        shares outstanding ........................................                      $       10.10
                                                                                                         =============
                       Class B--Based on net assets of $97,089,568 and 9,635,253
                        shares outstanding ........................................                      $       10.08
                                                                                                         =============
                       Class C--Based on net assets of $179,290,373 and 17,798,243
                        shares outstanding ........................................                      $       10.07
                                                                                                         =============
                       Class I--Based on net assets of $208,777,317 and 20,664,081
                        shares outstanding ........................................                      $       10.10
                                                                                                         =============
                       Class R--Based on net assets of $4,477,366 and 444,212
                        shares outstanding ........................................                      $       10.08
                                                                                                         =============

      See Notes to Financial Statements.


12            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Statement of Operations                          Merrill Lynch Low Duration Fund

For the Year Ended June 30, 2005
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Net investment income allocated from the Portfolio:
                          Interest ................................................                      $  27,818,264
                          Dividends ...............................................                            200,085
                          Securities lending--net .................................                              6,513
                          Expenses ................................................                         (2,132,132)
                                                                                                         -------------
                       Total income ...............................................                         25,892,730
                                                                                                         -------------
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Administration fees ........................................    $   1,937,550
                       Account maintenance and distribution fees--Class C .........        1,907,063
                       Account maintenance and distribution fees--Class B .........        1,040,494
                       Account maintenance fees--Class A ..........................          543,698
                       Transfer agent fees--Class C ...............................          304,235
                       Transfer agent fees--Class I ...............................          283,723
                       Transfer agent fees--Class A ...............................          270,140
                       Transfer agent fees--Class B ...............................          168,779
                       Printing and shareholder reports ...........................          116,271
                       Registration fees ..........................................          101,177
                       Professional fees ..........................................           32,070
                       Account maintenance and distribution fees--Class R .........           17,182
                       Transfer agent fees--Class R ...............................            4,384
                       Other ......................................................           24,998
                                                                                       -------------
                       Total expenses .............................................                          6,751,764
                                                                                                         -------------
                       Investment income--net .....................................                         19,140,966
                                                                                                         -------------
======================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ........................................       (4,970,491)
                          Futures contracts and swaps --net .......................       (2,659,646)
                          Options written--net ....................................        1,715,795        (5,914,342)
                                                                                       -------------
                       Change in unrealized appreciation/depreciation on
                        investments, futures contracts, swaps and options--net ....                            760,100
                                                                                                         -------------
                       Total realized and unrealized loss--net ....................                         (5,154,242)
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations .......                      $  13,986,724
                                                                                                         =============

      See Notes to Financial Statements.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             13

Statements of Changes in Net Assets              Merrill Lynch Low Duration Fund

                                                                                              For the Year Ended
                                                                                                   June 30,
                                                                                       -------------------------------
Increase (Decrease) in Net Assets:                                                          2005              2004
======================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $  19,140,966     $  19,004,549
                       Realized loss--net .........................................       (5,914,342)       (2,237,834)
                       Change in unrealized appreciation/depreciation--net ........          760,100       (14,412,826)
                                                                                       -------------------------------
                       Net increase in net assets resulting from operations .......       13,986,724         2,353,889
                                                                                       -------------------------------
======================================================================================================================
Dividends to Shareholders
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net:
                          Class A .................................................       (5,925,410)       (4,000,377)
                          Class B .................................................       (2,340,210)       (2,888,117)
                          Class C .................................................       (4,298,932)       (5,423,362)
                          Class I .................................................       (6,691,826)       (6,749,059)
                          Class R .................................................          (85,901)          (35,048)
                                                                                       -------------------------------
                       Net decrease in net assets resulting from dividends to
                        shareholders ..............................................      (19,342,279)      (19,095,963)
                                                                                       -------------------------------
======================================================================================================================
Capital Share Transactions
----------------------------------------------------------------------------------------------------------------------
                       Net increase (decrease) in net assets derived from capital
                        share transactions ........................................       (8,275,277)       17,705,029
                                                                                       -------------------------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ....................      (13,630,832)          962,955
                       Beginning of year ..........................................      739,151,154       738,188,199
                                                                                       -------------------------------
                       End of year* ...............................................    $ 725,520,322     $ 739,151,154
                                                                                       ===============================
                          * Accumulated distributions in excess of investment
                             income--net ..........................................    $    (167,292)    $    (120,892)
                                                                                       ===============================

      See Notes to Financial Statements.


14            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Financial Highlights                             Merrill Lynch Low Duration Fund

                                                                                          Class A
                                                           -----------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                         Period
                                                                              For the Year Ended                        October 6,
                                                                                   June 30,                               2000+
The following per share data and ratios have been derived  --------------------------------------------------------    to June 30,
from information provided in the financial statements.       2005            2004            2003            2002         2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period ....  $  10.16        $  10.38        $  10.16        $  10.19       $  10.00
                                                           -----------------------------------------------------------------------
                Investment income--net ..................       .27++           .29++           .31++           .34++          .36
                Realized and unrealized gain (loss)--net       (.05)           (.22)            .23             .12            .19
                                                           -----------------------------------------------------------------------
                Total from investment operations ........       .22             .07             .54             .46            .55
                                                           -----------------------------------------------------------------------
                Less dividends and distributions:
                 Investment income--net .................      (.28)           (.29)           (.32)           (.48)          (.36)
                 Realized gain--net .....................        --              --              --            (.01)            --
                                                           -----------------------------------------------------------------------
                Total dividends and distributions .......      (.28)           (.29)           (.32)           (.49)          (.36)
                                                           -----------------------------------------------------------------------
                Net asset value, end of period ..........  $  10.10        $  10.16        $  10.38        $  10.16       $  10.19
                                                           =======================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ......      2.14%            .66%           5.36%           4.53%          5.58%@
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of waiver and reimbursement
                 and excluding reorganization expenses+++       .93%            .89%            .95%            .83%           .83%*
                                                           =======================================================================
                Expenses+++ .............................       .93%            .89%           1.00%           1.02%          8.76%*
                                                           =======================================================================
                Investment income--net ..................      2.69%           2.78%           3.03%           4.04%          5.75%*
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands)   $235,886        $125,950        $152,780        $110,014       $    268
                                                           =======================================================================
                Portfolio turnover of the Portfolio .....     74.53%         107.13%         198.09%          70.92%        192.04%
                                                           =======================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             15

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                          Class B
                                                           -----------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                         Period
                                                                              For the Year Ended                        October 6,
                                                                                   June 30,                               2000+
The following per share data and ratios have been derived  --------------------------------------------------------    to June 30,
from information provided in the financial statements.       2005            2004            2003            2002         2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period ....  $  10.14        $  10.37        $  10.14        $  10.18       $  10.00
                                                           -----------------------------------------------------------------------
                Investment income--net ..................       .20++           .22++           .24++           .37++          .33
                Realized and unrealized gain (loss)--net       (.05)           (.23)            .24             .01            .18
                                                           -----------------------------------------------------------------------
                Total from investment operations ........       .15            (.01)            .48             .38            .51
                                                           -----------------------------------------------------------------------
                Less dividends and distributions:
                 Investment income--net .................      (.21)           (.22)           (.25)           (.41)          (.33)
                 Realized gain--net .....................        --              --              --            (.01)            --
                                                           -----------------------------------------------------------------------
                Total dividends and distributions .......      (.21)           (.22)           (.25)           (.42)          (.33)
                                                           -----------------------------------------------------------------------
                Net asset value, end of period ..........  $  10.08        $  10.14        $  10.37        $  10.14       $  10.18
                                                           =======================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ......      1.46%           (.11%)          4.77%           3.75%          5.16%@
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of waiver and reimbursement
                 and excluding reorganization expenses+++      1.61%           1.56%           1.61%           1.48%          1.48%*
                                                           =======================================================================
                Expenses+++ .............................      1.61%           1.56%           1.66%           1.70%          9.41%*
                                                           =======================================================================
                Investment income--net ..................      2.00%           2.12%           2.00%           3.75%          5.10%*
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands)   $ 97,090        $130,802        $139,688        $ 64,457       $  5,016
                                                           =======================================================================
                Portfolio turnover of the Portfolio .....     74.53%         107.13%         198.09%          70.92%        192.04%
                                                           =======================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


16            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                          Class C
                                                           -----------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                         Period
                                                                              For the Year Ended                        October 6,
                                                                                   June 30,                               2000+
The following per share data and ratios have been derived  --------------------------------------------------------    to June 30,
from information provided in the financial statements.       2005            2004            2003            2002         2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period ....  $  10.13        $  10.36        $  10.14        $  10.18       $  10.00
                                                           -----------------------------------------------------------------------
                Investment income--net ..................       .20++           .22++           .24++           .35++          .32
                Realized and unrealized gain (loss)--net       (.05)           (.23)            .23             .03            .18
                                                           -----------------------------------------------------------------------
                Total from investment operations ........       .15            (.01)            .47             .38            .50
                                                           -----------------------------------------------------------------------
                Less dividends and distributions:
                 Investment income--net .................      (.21)           (.22)           (.25)           (.41)          (.32)
                 Realized gain--net .....................        --              --              --            (.01)            --
                                                           -----------------------------------------------------------------------
                Total dividends and distributions .......      (.21)           (.22)           (.25)           (.42)          (.32)
                                                           -----------------------------------------------------------------------
                Net asset value, end of period ..........  $  10.07        $  10.13        $  10.36        $  10.14       $  10.18
                                                           =======================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ......      1.46%           (.11%)          4.68%           3.75%          5.10%@
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of waiver and reimbursement
                 and excluding reorganization expenses+++      1.60%           1.56%           1.61%           1.48%          1.48%*
                                                           =======================================================================
                Expenses+++ .............................      1.60%           1.56%           1.66%           1.68%          9.41%*
                                                           =======================================================================
                Investment income--net ..................      2.01%           2.12%           2.37%           3.62%          5.10%*
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands)   $179,290        $239,263        $263,066        $126,380       $  4,754
                                                           =======================================================================
                Portfolio turnover of the Portfolio .....     74.53%         107.13%         198.09%          70.92%        192.04%
                                                           =======================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             17

Financial Highlights (continued)                 Merrill Lynch Low Duration Fund

                                                                                          Class I
                                                           -----------------------------------------------------------------------
                                                                                                                         For the
                                                                                                                         Period
                                                                              For the Year Ended                        October 6,
                                                                                   June 30,                               2000+
The following per share data and ratios have been derived  --------------------------------------------------------    to June 30,
from information provided in the financial statements.       2005            2004            2003            2002         2001
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period ....  $  10.16        $  10.39        $  10.17        $  10.21       $  10.00
                                                           -----------------------------------------------------------------------
                Investment income--net ..................       .30++           .31++           .31++           .45++          .40
                Realized and unrealized gain (loss)--net       (.06)           (.23)            .25             .02            .19
                                                           -----------------------------------------------------------------------
                Total from investment operations ........       .24             .08             .56             .47            .59
                                                           -----------------------------------------------------------------------
                Less dividends and distributions:
                 Investment income--net .................      (.30)           (.31)           (.34)           (.50)          (.38)
                 Realized gain--net .....................        --              --              --            (.01)            --
                                                           -----------------------------------------------------------------------
                Total dividends and distributions .......      (.30)           (.31)           (.34)           (.51)          (.38)
                                                           -----------------------------------------------------------------------
                Net asset value, end of period ..........  $  10.10        $  10.16        $  10.39        $  10.17       $  10.21
                                                           =======================================================================
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ......      2.39%            .81%           5.61%           4.68%          5.95%@
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                Expenses, net of waiver and reimbursement
                 and excluding reorganization expenses+++       .69%            .65%            .70%            .58%           .58%*
                                                           =======================================================================
                Expenses+++ .............................       .69%            .65%            .75%            .78%          8.51%*
                                                           =======================================================================
                Investment income--net ..................      2.93%           3.00%           3.29%           4.51%          6.00%*
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands)   $208,777        $240,749        $182,654        $ 23,325       $  1,156
                                                           =======================================================================
                Portfolio turnover of the Portfolio .....     74.53%         107.13%         198.09%          70.92%        192.04%
                                                           =======================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Commencement of operations.
++    Based on average shares outstanding.
+++   Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.

      See Notes to Financial Statements.


18            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Financial Highlights (concluded)                 Merrill Lynch Low Duration Fund

                                                                                       Class R
                                                                 ----------------------------------------------------
                                                                             For the                     For the
                                                                            Year Ended                   Period
                                                                             June 30,                January 3, 2003+
The following per share data and ratios have been derived        ---------------------------------     to June 30,
from information provided in the financial statements.                2005               2004             2003
=====================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------
                Net asset value, beginning of period ........    $        10.14     $        10.37     $        10.29
                                                                 ----------------------------------------------------
                Investment income--net*** ...................               .18                .17                .18
                Realized and unrealized gain (loss)--net ....               .01               (.11)               .08
                                                                 ----------------------------------------------------
                Total from investment operations ............               .19                .06                .26
                                                                 ----------------------------------------------------
                Less dividends from investment income--net ..              (.25)              (.29)              (.18)
                                                                 ----------------------------------------------------
                Net asset value, end of period ..............    $        10.08     $        10.14     $        10.37
                                                                 ====================================================
=====================================================================================================================
Total Investment Return**
---------------------------------------------------------------------------------------------------------------------
                Based on net asset value per share ..........              1.88%               .56%              2.55%@
                                                                 ====================================================
=====================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------
                Expenses, excluding reorganization expenses++              1.19%              1.16%              1.19%*
                                                                 ====================================================
                Expenses++ ..................................              1.19%              1.16%              1.28%*
                                                                 ====================================================
                Investment income--net ......................              2.46%              2.42%              2.74%*
                                                                 ====================================================
=====================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands) ....    $        4,477     $        2,387                 --@@
                                                                 ====================================================
                Portfolio turnover of the Portfolio .........             74.53%            107.13%            198.09%
                                                                 ====================================================

*     Annualized.
**    Total investment returns exclude the effect of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
++    Includes the Fund's share of the Portfolio's allocated expenses.
@     Aggregate total investment return.
@@    Amount is less than $1,000.

      See Notes to Financial Statements.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             19

Notes to Financial Statements                    Merrill Lynch Low Duration Fund

1. Significant Accounting Policies:

Merrill Lynch Low Duration Fund (the "Fund") is a fund of Merrill Lynch Investment Managers Funds, Inc. (the "Company"). The Company is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company, which is organized as a Maryland Corporation. The Fund seeks to achieve its investment objective by investing all of its assets in Low Duration Master Portfolio (the "Portfolio") of Fund Asset Management Master Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The percentage of the Portfolio owned by the Fund at June 30, 2005 was 100%. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(g) Reclassifications -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $158,630 has been reclassified between accumulated net realized capital losses and accumulated distributions in excess of net investment income and $3,717 has been reclassified between accumulated distributions in excess of net investment income and paid-in capital in excess of par as a result of permanent differences attributable to swap agreements and non-deductible expenses. These reclassifications have no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Company has entered into an Administration Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an annual rate of ..25% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Company has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc.


20            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Notes to Financial Statements (continued)        Merrill Lynch Low Duration Fund

Pursuant to the Distribution Plans adopted by the Company in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                     Account        Distribution
                                                 Maintenance Fee        Fee
--------------------------------------------------------------------------------
Class A ................................             .25%                --
Class B ................................             .25%               .65%
Class C ................................             .25%               .65%
Class R ................................             .25%               .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended June 30, 2005, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                     FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ............................               $15,282               $75,832
Class I ............................               $ 7,359               $ 2,500
--------------------------------------------------------------------------------

For the year ended June 30, 2005, MLPF&S received contingent deferred sales charges of $300,888 and $71,526 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $33,220 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Company are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(8,275,277) and $17,705,029 for the years ended June 30, 2005 and June 30, 2004, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2005                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         17,336,740       $ 176,836,015
Automatic conversion of shares .........            175,765           1,785,466
Shares issued to shareholders in
   reinvestment of dividends ...........            439,054           4,450,526
                                              ---------------------------------
Total issued ...........................         17,951,559         183,072,007
Shares redeemed ........................         (6,989,888)        (70,905,321)
                                              ---------------------------------
Net increase ...........................         10,961,671       $ 112,166,686
                                              =================================

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended June 30, 2004                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          6,751,453       $  69,487,712
Automatic conversion of shares .........            198,530           2,041,041
Shares issued to shareholders in
   reinvestment of dividends ...........            188,339           1,934,770
                                              ---------------------------------
Total issued ...........................          7,138,322          73,463,523
Shares redeemed ........................         (9,449,863)        (97,055,497)
                                              ---------------------------------
Net decrease ...........................         (2,311,541)      $ (23,591,974)
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2005                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          1,428,872       $  14,486,775
Shares issued to shareholders in
   reinvestment of dividends ...........            146,594           1,485,026
                                              ---------------------------------
Total issued ...........................          1,575,466          15,971,801
                                              ---------------------------------
Automatic conversion of shares .........           (176,112)         (1,785,466)
Shares redeemed ........................         (4,666,441)        (47,275,320)
                                              ---------------------------------
Total redeemed .........................         (4,842,553)        (49,060,786)
                                              ---------------------------------
Net decrease ...........................         (3,267,087)      $ (33,088,985)
                                              =================================

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended June 30, 2004                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          4,428,310       $  45,418,908
Shares issued to shareholders in
   reinvestment of dividends ...........            174,633           1,791,016
                                              ---------------------------------
Total issued ...........................          4,602,943          47,209,924
                                              ---------------------------------
Automatic conversion of shares .........           (198,908)         (2,041,041)
Shares redeemed ........................         (4,977,663)        (51,045,687)
                                              ---------------------------------
Total redeemed .........................         (5,176,571)         53,086,728
                                              ---------------------------------
Net decrease ...........................           (573,628)      $  (5,876,804)
                                              =================================


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             21

Notes to Financial Statements (concluded)        Merrill Lynch Low Duration Fund

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2005                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          4,528,896       $  45,877,649
Shares issued to shareholders in
   reinvestment of dividends ...........            298,884           3,026,777
                                              ---------------------------------
Total issued ...........................          4,827,780          48,904,426
Shares redeemed ........................        (10,637,836)       (107,717,469)
                                              ---------------------------------
Net decrease ...........................         (5,810,056)      $ (58,813,043)
                                              =================================

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended June 30, 2004                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          8,767,567       $  89,913,446
Shares issued to shareholders in
   reinvestment of dividends ...........            365,930           3,751,864
                                              ---------------------------------
Total issued ...........................          9,133,497          93,665,310
Shares redeemed ........................        (10,910,203)       (111,867,835)
                                              ---------------------------------
Net decrease ...........................         (1,776,706)      $ (18,202,525)
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2005                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................          4,011,080       $  40,763,412
Shares issued to shareholders in
   reinvestment of dividends ...........            544,115           5,526,158
                                              ---------------------------------
Total issued ...........................          4,555,195          46,289,570
Shares redeemed ........................         (7,575,842)        (76,949,280)
                                              ---------------------------------
Net decrease ...........................         (3,020,647)      $ (30,659,710)
                                              =================================

--------------------------------------------------------------------------------
Class I Shares for the Year                                           Dollar
Ended June 30, 2004                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         15,956,616       $ 164,260,583
Shares issued to shareholders in
   reinvestment of dividends ...........            514,339           5,286,505
                                              ---------------------------------
Total issued ...........................         16,470,955         169,547,088
Shares redeemed ........................        (10,359,777)       (106,588,614)
                                              ---------------------------------
Net increase ...........................          6,111,178       $  62,958,474
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2005                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            543,812       $   5,499,643
Shares issued to shareholders in
   reinvestment of dividends ...........              8,336              84,341
                                              ---------------------------------
Total issued ...........................            552,148           5,583,984
Shares redeemed ........................           (343,231)         (3,464,209)
                                              ---------------------------------
Net increase ...........................            208,917       $   2,119,775
                                              =================================

--------------------------------------------------------------------------------
Class R Shares for the Year                                           Dollar
Ended June 30, 2004                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................            354,789       $   3,644,203
Shares issued to shareholders in
   reinvestment of dividends ...........              3,279              33,588
                                              ---------------------------------
Total issued ...........................            358,068           3,677,791
Shares redeemed ........................           (122,783)         (1,259,933)
                                              ---------------------------------
Net increase ...........................            235,285       $   2,417,858
                                              =================================

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended June 30, 2005 and June 30, 2004 was as follows:

--------------------------------------------------------------------------------
                                                6/30/2005            6/30/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ......................      $  19,342,279        $  19,095,963
                                              ----------------------------------
Total taxable distributions ............      $  19,342,279        $  19,095,963
                                              ==================================

As of June 30, 2005, the components of accumulated losses on a tax basis were as follows:

-----------------------------------------------------------------------------
Accumulated ordinary loss--net .........................         $   (167,292)
Undistributed long-term capital gains--net .............                   --
                                                                 ------------
Total accumulated losses--net ..........................             (167,292)
Capital loss carryforward ...............................         (19,263,407)*
Unrealized losses--net .................................           (7,169,823)**
                                                                 ------------
Total accumulated losses--net ..........................         $(26,600,522)
                                                                 ============

* On June 30, 2005, the Fund had a net capital loss carryforward of $19,263,407, of which $2,721,252 expires in 2007, $6,549,324 expires in
      2008, $1,140,537 expires in 2009, $971,617 expires in 2011, $1,630,307 expires in 2012 and $6,250,370 expires in 2013. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts, the deferral of post-October capital losses for tax purposes and other book/tax temporary differences.


22            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Report of Independent Registered Public Accounting Firm
                                                 Merrill Lynch Low Duration Fund

To the Board of Directors of Merrill Lynch
Investment Managers Funds, Inc. and Share-holders of Merrill Lynch Low Duration Fund:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Low Duration Fund as of June 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Low Duration Fund at June 30, 2005, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 16, 2005


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             23

Important Tax Information                        Merrill Lynch Low Duration Fund

Of the ordinary income distributions paid monthly by Merrill Lynch Low Duration Fund during the taxable year ended June 30, 2005, 2.75% was attributable to federal obligations.

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Portfolio Information as of June 30, 2005          Low Duration Master Portfolio

                                                                      Percent of
Asset Mix                                                      Total Investments
--------------------------------------------------------------------------------
Corporate Bonds ..................................................         34.9%
Non-Government Agency Mortgage-Backed Securities .................         19.8
Government Agency Mortgage-Backed Securities .....................         15.9
Asset-Backed Securities ..........................................          9.6
Government & Agency Obligations ..................................          7.2
Preferred Securities .............................................          2.0
Other* ...........................................................         10.6
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


24            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Schedule of Investments         Low Duration Master Portfolio  (in U.S. dollars)

                             Face
                           Amount   Asset-Backed Securities+                                                     Value
==========================================================================================================================
                      $   305,492   CIT Group Home Equity Loan Trust Series 2003-1 Class A2, 2.35%
                                    due 4/20/2027                                                             $    304,898
                                    California Infrastructure Series 1997-1:
                          760,030         PG&E-1 Class A7, 6.42% due 9/25/2008                                     773,097
                          666,062         SCE-1 Class A6, 6.38% due 9/25/2008                                      678,010
                        4,100,000   Capital One Auto Finance Trust Series 2003-A Class A4A, 2.47%
                                    due 1/15/2010                                                                4,031,913
                        7,000,000   Capital One Master Trust Series 2000-4 Class C, 4.02%
                                    due 8/15/2008 (a)(b)                                                         7,024,063
                        6,600,000   Chase Credit Card Master Trust Series 2003-1 Class C, 4.32%
                                    due 4/15/2008 (a)                                                            6,630,619
                        2,857,639   Chase Funding Mortgage Loan Asset-Backed Certificates Series 1999-4
                                    Class IA6, 7.407% due 9/25/2011                                              2,906,344
                                    Chase Manhattan Auto Owner Trust Class CTFS:
                        1,678,482         Series 2002-B, 4.24% due 1/15/2009                                     1,681,539
                        1,591,755         Series 2003-A, 2.04% due 12/15/2009                                    1,559,964
                          236,713   Cityscape Home Equity Loan Trust Series 1996-4 Class A10, 7.40%
                                    due 9/25/2027 (b)                                                              236,182
                        4,240,536   First Franklin Mortgage Loan Asset-Backed Certificates Series 2003-FF5
                                    Class A2, 2.82% due 3/25/2034 (a)                                            4,237,465
                        8,500,000   First National Master Note Trust Series 2003-2 Class C, 3.70%
                                    due 4/15/2009                                                                8,450,039
                        2,851,166   GMAC Mortgage Corp. Loan Trust Series 2003-HE2 Class A2, 3.14%
                                    due 6/25/2025                                                                2,835,437
                        1,177,364   Ikon Receivables Series 2003-1 Class A3B, 2.33% due 12/15/2007               1,170,644
                                    MBNA Credit Card Master Note Trust:
                        4,100,000         Series 2001-C3 Class C3, 6.55% due 12/15/2008                          4,205,900
                        7,000,000         Series 2002-C5 Class C5, 4.05% due 1/15/2008                           7,004,731
                       33,292,725   National Collegiate Student Loan Trust Series 2005-GT1 Class AIO, 6.75%
                                    due 12/25/2009                                                               8,947,420
                                    WFS Financial Owner Trust Class B:
                          971,751         Series 2003-2, 2.48% due 12/20/2010                                      961,549
                        4,690,828         Series 2003-4, 2.73% due 5/20/2011                                     4,629,641
                          950,000   Whole Auto Loan Trust Series 2004-1 Class D, 5.60% due 3/15/2011               956,164
--------------------------------------------------------------------------------------------------------------------------
                                    Total Asset-Backed Securities (Cost--$69,818,838)--9.5%                     69,225,619
==========================================================================================================================

                                    Government & Agency Obligations
==========================================================================================================================
                       17,500,000   Fannie Mae, 1.875% due 9/15/2005                                            17,440,203
                       17,500,000   Federal Home Loan Bank System, 1.75% due 8/15/2005                          17,462,883
                                    U.S. Treasury Notes:
                        4,530,000         7% due 7/15/2006                                                       4,686,955
                        9,940,000         3.625% due 4/30/2007                                                   9,934,563
                        2,900,000         2.625% due 5/15/2008 (d)                                               2,818,098
--------------------------------------------------------------------------------------------------------------------------
                                    Total Government & Agency Obligations (Cost--$52,628,079)--7.2%             52,342,702
==========================================================================================================================

                                    Government Agency Mortgage-Backed Obligations+
==========================================================================================================================
                                    Fannie Mae Guaranteed Pass-Through Certificates:
                          755,514         6.50% due 8/01/2032--9/01/2032                                           783,397
                        6,826,599         8% due 7/01/2027--11/01/2032                                           7,342,666
                                    Fannie Mae Trust:
                        8,500,000         Series 2003-17 Class QR, 4.50% due 11/25/2025                          8,507,285
                        4,923,869         Series 2003-23 Class AB, 4% due 3/25/2017                              4,844,901
                        6,077,716         Series 2003-48 Class HA, 3.50% due 11/25/2017                          5,964,398
                                    Freddie Mac Mortgage Participation Certificates:
                       33,669,180         5% due 9/01/2019--5/01/2020                                           34,065,911
                        8,951,937         6% due 5/01/2016--6/01/2017                                            9,256,381
                        2,270,092         6.50% due 8/01/2016--2/01/2017                                         2,362,412
                                    Freddie Mac Multiclass Certificates :
                        4,357,173         Series 2590 Class XR, 3.25% due 12/15/2013                             4,272,842
                        8,810,182         Series 2651 Class GA, 2.75% due 7/15/2018                              8,401,044
                        9,119,314         Series 2673 Class ML, 4% due 12/15/2022                                9,033,218
                        6,496,250         Series 2677 Class HB, 4% due 3/15/2014                                 6,423,727


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             25

                               Low Duration Master Portfolio   (in U.S. dollars)

                             Face
                           Amount   Government Agency Mortgage-Backed Obligations+                               Value
==========================================================================================================================
                                    Ginnie Mae Trust:
                      $ 4,194,524         Series 2002-83 Class A, 3.313% due 4/16/2017                        $  4,127,604
                       95,353,364         Series 2002-94 Class XB, 2.349% due 11/16/2007 (a)                     1,997,758
                        8,002,559         Series 2005-9 Class A, 4.026% due 5/16/2022                            7,935,947
--------------------------------------------------------------------------------------------------------------------------
                                    Total Government Agency Mortgage-Backed Securities
                                    (Cost--$116,573,916)--15.9%                                                115,319,491
==========================================================================================================================

                                    Non-Government Agency Mortgage-Backed Securities+
==========================================================================================================================
Collateralized                      Ameriquest Mortgage Securities, Inc. Series 2004-FR1:
Mortgage                9,130,000         Class A3, 2.65% due 5/25/2034                                          9,054,825
Obligations--16.0%     11,000,000         Class A5, 4.455% due 5/25/2034                                        10,935,041
                          146,493   BlackRock Capital Finance LP Series 1997-R2 Class AP, 7.314%
                                    due 12/25/2035 (a)(b)                                                          146,493
                        7,109,546   COMM Series 2004-LB4A Class A1, 3.566% due 10/15/2037                        7,029,275
                        4,500,000   CS First Boston Mortgage Securities Corp. Series 2004-C3 Class A2,
                                    3.913% due 7/15/2036                                                         4,471,120
                        1,250,000   Capital Auto Receivables Asset Trust Series 2004-2 Class D, 5.82%
                                    due 5/15/2012 (b)                                                            1,258,158
                                    Countrywide Asset-Backed Certificates (a):
                        3,200,000         Series 2004-12 Class AF2, 3.631% due 5/25/2024                         3,165,577
                       10,500,000         Series 2004-13 Class AF3, 3.989% due 12/25/2034                       10,371,278
                        9,750,000   First Horizon Asset-Backed Securities Trust Series 2004-HE4 Class A2,
                                    4.07% due 7/25/2019                                                          9,595,465
                        7,500,000   GSAA Trust Series 2004-10 Class AF2, 4.22% due 8/25/2034 (a)                 7,471,340
                        7,613,591   LB-UBS Commercial Mortgage Trust Series 2004-C7 Class A1, 3.625%
                                    due 10/15/2029                                                               7,528,482
                       16,400,000   National Collegiate Student Loan Trust Series 2005-2 Class AIO, 5%
                                    due 3/25/2012                                                                5,369,360
                          478,043   Ocwen Residential MBS Corp. Series 1998-R2 Class AP, 5.70%
                                    due 11/25/2034 (a)(b)                                                          458,922
                                    Popular ABS Mortgage Pass-Through Trust (a):
                        4,520,000         Series 2004-5 Class AF2, 3.735% due 12/25/2035                         4,477,400
                        3,500,000         Series 2005-1 Class AF3, 4.142% due 5/25/2035                          3,474,853
                           44,829   Salomon Brothers Mortgage Securities Series 1986-1 Class A, 6%
                                    due 12/25/2011                                                                  44,722
                          568,458   Structured Asset Securities Corp. Series 2002-19 Class A1, 4.20%
                                    due 10/25/2032                                                                 567,343
                                    Structured Mortgage Asset Residential Trust:
                            6,844         Series 1991-1 Class H, 8.25% due 6/25/2022                                 7,018
                            4,112         Series 1992-3A Class AA, 8% due 10/25/2007                                 4,186
                       10,800,000   WFS Financial Owner Trust Series 2004-4 Class A4, 3.44% due 5/17/2012       10,662,823
                           91,921   Walsh Acceptance Series 1997-2 Class A, 5.314% due 3/01/2027 (b)                48,259
                                    Washington Mutual (a):
                          179,836         Series 2000-1 Class B1, 7.31% due 1/25/2040 (b)                          179,499
                       19,729,699         Series 2004-AR3 Class A1, 3.918% due 6/25/2034                        19,368,659
                          476,744   Whole Auto Loan Trust Series 2002-1 Class B, 2.91% due 4/15/2009               475,465
                                                                                                              ------------
                                                                                                               116,165,563
==========================================================================================================================
Commercial              1,519,589   Bank of America Commercial Mortgage, Inc. Series 2000-1 Class A1A,
Mortgage-Backed                     7.109% due 11/15/2008                                                        1,594,755
Securities--2.3%        5,450,069   Bank of America Mortgage Securities Series 2003-J Class 2A1,
                                    4.126% due 11/25/2033 (a)                                                    5,405,154
                          421,990   First Union National Bank -- Bank of America Commercial Mortgage Trust
                                    Series 2001-C1 Class A1, 5.71% due 3/15/2033                                   432,749
                          333,372   GS Mortgage Securities Corp. II Series 1998-C1 Class A1, 6.06%
                                    due 10/18/2030                                                                 334,013
                        8,288,938   Greenwich Capital Commercial Funding Corp. Series 2004-GG1 Class A2,
                                    3.835% due 6/10/2036                                                         8,241,628
                          650,936   Saxon Asset Securities Trust Series 2002-3 Class AV, 3.71%
                                    due 12/25/2032 (a)                                                             651,371
                                                                                                              ------------
                                                                                                                16,659,670
--------------------------------------------------------------------------------------------------------------------------


26            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

                               Low Duration Master Portfolio   (in U.S. dollars)

                             Face
                           Amount   Non-Government Agency Mortgage-Backed Securities+                            Value
==========================================================================================================================
Stripped              $81,673,710   CS First Boston Mortgage Securities Corp. Series 2003-CPN1 Class ASP,
Mortgage-Backed                     1.584% due 3/15/2035 (a)(c)                                               $  4,381,378
Securities--1.5%       32,015,392   Greenwich Capital Commercial Funding Corp. Series 2002-C1 Class XP,
                                    2.059% due 1/11/2035 (a)(c)                                                  2,466,527
                       85,000,000   LB-UBS Commercial Mortgage Trust Series 2002-C4 Class XCP,
                                    1.475% due 10/15/2035 (a)(c)                                                 4,038,682
                                                                                                              ------------
                                                                                                                10,886,587
--------------------------------------------------------------------------------------------------------------------------
                                    Total Non-Government Agency Mortgage-Backed Securities
                                    (Cost--$145,398,843)--19.8%                                                143,711,820
==========================================================================================================================

Industry++                          Corporate Bonds
==========================================================================================================================
Aerospace &             1,250,000   Goodrich Corp., 6.45% due 4/15/2008                                          1,312,457
Defense--0.8%           1,985,000   Northrop Grumman Corp., 4.079% due 11/16/2006                                1,979,265
                          247,000   Raytheon Co., 6.50% due 7/15/2005                                              247,168
                        1,873,252   Systems 2001 AT LLC, 6.664% due 9/15/2013 (b)                                2,043,043
                                                                                                              ------------
                                                                                                                 5,581,933
--------------------------------------------------------------------------------------------------------------------------
Airlines--0.1%            777,919   American Airlines, Inc. Series 2003-1, 3.857% due 1/09/2012                    763,402
--------------------------------------------------------------------------------------------------------------------------
Automobiles--0.1%         700,000   DaimlerChrysler NA Holding Corp., 4.75% due 1/15/2008                          702,705
--------------------------------------------------------------------------------------------------------------------------
Beverages--0.1%           850,000   Coca-Cola Enterprises, Inc., 5.375% due 8/15/2006                              859,840
--------------------------------------------------------------------------------------------------------------------------
Biotechnology--0.2%     1,800,000   Amgen, Inc., 4% due 11/18/2009                                               1,786,408
--------------------------------------------------------------------------------------------------------------------------
Capital                 1,070,000   The Bank of New York Co., Inc., 3.80% due 2/01/2008                          1,061,348
Markets--1.6%           2,400,000   The Bear Stearns Cos., Inc., 7.80% due 8/15/2007                             2,570,681
                        1,000,000   Credit Suisse First Boston USA, Inc., 4.70% due 6/01/2009                    1,016,177
                        2,220,000   Goldman Sachs Group, Inc., 4.125% due 1/15/2008                              2,218,728
                        4,500,000   Lehman Brothers Holdings, Inc., 6.25% due 5/15/2006                          4,582,624
                                                                                                              ------------
                                                                                                                11,449,558
--------------------------------------------------------------------------------------------------------------------------
Chemicals--0.2%         1,165,000   Potash Corp. of Saskatchewan Inc., 7.125% due 6/15/2007                      1,225,306
                          500,000   Praxair, Inc., 6.625% due 10/15/2007                                           526,329
                                                                                                              ------------
                                                                                                                 1,751,635
--------------------------------------------------------------------------------------------------------------------------
Commercial              3,000,000   Bank of America Corp., 4.75% due 10/15/2006                                  3,031,065
Banks--4.1%             2,680,000   FirstBank Puerto Rico, 7.625% due 12/20/2005                                 2,700,515
                        2,000,000   FleetBoston Financial Corp., 3.85% due 2/15/2008                             1,981,860
                        2,425,000   HBOS Treasury Services Plc, 3.50% due 11/30/2007 (b)                         2,393,955
                        3,500,000   HSBC Finance Corp., 4.125% due 12/15/2008                                    3,477,526
                        3,500,000   Keycorp, 3.361% due 7/23/2007 (a)                                            3,503,727
                        1,470,000   Mellon Bank NA, 7% due 3/15/2006                                             1,498,567
                        2,425,000   PNC Funding Corp., 4.20% due 3/10/2008                                       2,425,732
                          670,000   Popular North America, Inc., 3.875% due 10/01/2008                             662,787
                        1,260,000   Sovereign Bank, 4% due 2/01/2008                                             1,248,780
                        2,500,000   US Bank NA, 4.125% due 3/17/2008                                             2,501,170
                        1,500,000   Wachovia Corp., 6.15% due 3/15/2009                                          1,603,588
                        3,000,000   Wells Fargo Co., 3.50% due 4/04/2008                                         2,950,707
                                                                                                              ------------
                                                                                                                29,979,979
--------------------------------------------------------------------------------------------------------------------------
Commercial                          Cendant Corp.:
Services &              3,300,000         6.875% due 8/15/2006                                                   3,267,165
Supplies--0.7%          1,000,000         4.89% due 8/17/2006                                                    1,043,118
                        1,100,000         6.25% due 1/15/2008                                                    1,130,875
                                                                                                              ------------
                                                                                                                 5,441,158
--------------------------------------------------------------------------------------------------------------------------
Communications          2,990,000   Alltel Corp., 4.656% due 5/17/2007                                           3,013,471
Equipment--0.6%         1,250,000   Harris Corp., 6.35% due 2/01/2028                                            1,355,891
                                                                                                              ------------
                                                                                                                 4,369,362
--------------------------------------------------------------------------------------------------------------------------
Consumer                1,310,000   Capital One Bank, 4.875% due 5/15/2008                                       1,329,548
Finance--0.6%           3,060,000   MBNA Corp., 5.625% due 11/30/2007                                            3,160,429
                                                                                                              ------------
                                                                                                                 4,489,977


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             27

                               Low Duration Master Portfolio   (in U.S. dollars)

                             Face
Industry++                 Amount   Corporate Bonds                                                              Value
==========================================================================================================================
Containers &          $ 2,885,000   Sealed Air Corp., 5.375% due 4/15/2008                                    $  2,954,436
Packaging--0.4%
--------------------------------------------------------------------------------------------------------------------------
Diversified             2,500,000   Associates Corp. of North America, 6% due 7/15/2005                          2,501,500
Financial               8,000,000   Citigroup, Inc., 6.75% due 12/01/2005                                        8,094,936
Services--6.5%          5,000,000   Ford Motor Credit Co., 6.875% due 2/01/2006                                  5,049,975
                        2,700,000   General Electric Capital Corp. Series A, 3.75% due 12/15/2009                2,651,543
                        5,750,000   General Motors Acceptance Corp., 7.50% due 7/15/2005                         5,752,484
                        3,985,000   International Lease Finance Corp., 2.95% due 5/23/2006                       3,950,323
                                    JPMorgan Chase & Co.:
                        5,000,000         5.625% due 8/15/2006                                                   5,087,550
                        2,970,000         5.25% due 5/30/2007                                                    3,032,073
                                    Sigma Finance Corp. (a):
                        5,500,000         5.768% due 8/15/2011 (e)                                               5,500,000
                        2,700,000         5.89% due 3/31/2014                                                    2,725,874
                        3,000,000   Westfield Capital Corp. Ltd., 3.51% due 11/02/2007 (a)(b)                    3,004,365
                                                                                                              ------------
                                                                                                                47,350,623
--------------------------------------------------------------------------------------------------------------------------
Diversified             1,960,000   BellSouth Corp., 3.393% due 11/15/2007 (a)                                   1,962,005
Telecommunication       3,500,000   British Telecommunications Plc, 7.875% due 12/15/2005                        3,561,064
Services--3.6%          2,500,000   France Telecom SA, 7.45% due 3/01/2006                                       2,554,767
                        1,810,000   SBC Communications, Inc., 4.125% due 9/15/2009                               1,795,000
                        5,200,000   Sprint Capital Corp., 6% due 1/15/2007                                       5,328,679
                        1,500,000   TELUS Corp., 7.50% due 6/01/2007                                             1,586,851
                          750,000   Telecom Italia Capital SA, 4% due 11/15/2008                                   738,674
                        8,250,000   Verizon Global Funding Corp., 6.75% due 12/01/2005                           8,345,065
                                                                                                              ------------
                                                                                                                25,872,105
--------------------------------------------------------------------------------------------------------------------------
Electric                2,500,000   Alabama Power Co. Series Y, 2.80% due 12/01/2006                             2,458,245
Utilities--2.8%           400,000   Ameren Corp., 4.263% due 5/15/2007                                             400,336
                        1,485,000   American Electric Power Co., Inc., 4.709% due 8/16/2007                      1,496,723
                        4,550,000   Boston Edison Co., 3.641% due 10/15/2005 (a)                                 4,555,378
                        1,615,000   CC Funding Trust I, 6.90% due 2/16/2007                                      1,682,165
                        3,000,000   DTE Energy Co., 4.28% due 6/01/2007 (a)                                      3,009,180
                          645,000   Detroit Edison Co., 5.05% due 10/01/2005                                       646,736
                        3,330,000   National Rural Utilities Cooperative Finance Corp., 3.25% due 10/01/2007     3,261,965
                        2,500,000   Southern California Edison Co., 3.44% due 1/13/2006 (a)                      2,503,100
                          685,000   Xcel Energy, Inc., 3.40% due 7/01/2008                                         667,555
                                                                                                              ------------
                                                                                                                20,681,383
--------------------------------------------------------------------------------------------------------------------------
Gas Utilities--0.8%     1,495,000   KeySpan Corp., 4.90% due 5/16/2008 (a)                                       1,521,106
                        4,040,000   Nisource Finance Corp., 3.854% due 11/23/2009 (a)                            4,054,988
                                                                                                              ------------
                                                                                                                 5,576,094
--------------------------------------------------------------------------------------------------------------------------
Health Care             2,010,000   Manor Care, Inc., 7.50% due 6/15/2006                                        2,062,007
Providers &             1,940,000   WellPoint, Inc., 3.75% due 12/14/2007                                        1,915,023
Services--0.6%
                                                                                                              ------------
                                                                                                                 3,977,030
--------------------------------------------------------------------------------------------------------------------------
Hotels,                 1,000,000   Carnival Corp., 3.75% due 11/15/2007                                           990,123
Restaurants &           1,800,000   Hilton Hotels Corp., 7.95% due 4/15/2007                                     1,902,620
Leisure--0.5%             915,000   Mandalay Resort Group, 6.45% due 2/01/2006                                     924,150
                                                                                                              ------------
                                                                                                                 3,816,893
--------------------------------------------------------------------------------------------------------------------------
Household               1,095,000   Centex Corp., 2.993% due 8/01/2007 (a)                                       1,095,187
Durables--0.5%          2,500,000   DR Horton, Inc., 7.50% due 12/01/2007                                        2,645,832
                                                                                                              ------------
                                                                                                                 3,741,019
--------------------------------------------------------------------------------------------------------------------------


28            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

                               Low Duration Master Portfolio   (in U.S. dollars)

                             Face
Industry++                 Amount   Corporate Bonds                                                              Value
==========================================================================================================================
Household             $ 2,745,000   Textron Financial Corp., 2.75% due 6/01/2006                              $  2,718,374
Products--0.8%          3,000,000   Tyco International Group SA, 6.375% due 2/15/2006                            3,040,128
                                                                                                              ------------
                                                                                                                 5,758,502
--------------------------------------------------------------------------------------------------------------------------
Insurance--1.4%         1,570,000   AON Corp., 6.70% due 1/15/2007                                               1,619,956
                        1,960,000   Hartford Financial Services Group, Inc., 4.70% due 9/01/2007                 1,970,163
                          385,000   Monumental Global Funding II, 3.85% due 3/03/2008 (b)                          381,580
                        1,470,000   Protective Life Secured Trust, 3.22% due 1/14/2008 (a)                       1,469,938
                                    Prudential Financial, Inc.:
                        3,200,000         4.104% due 11/15/2006                                                  3,208,874
                          500,000         3.75% due 5/01/2008                                                      495,586
                        1,250,000   The St. Paul Travelers Cos., Inc., 5.01% due 8/16/2007                       1,265,581
                                                                                                              ------------
                                                                                                                10,411,678
--------------------------------------------------------------------------------------------------------------------------
Machinery--0.1%           360,000   Timken Co., 6.75% due 8/21/2006                                                366,339
--------------------------------------------------------------------------------------------------------------------------
Media--1.5%             1,440,000   Comcast Cable Communications, 6.375% due 1/30/2006                           1,460,252
                        1,815,000   Cox Communications Inc., 7.75% due 8/15/2006                                 1,874,173
                        2,000,000   Historic TW, Inc., 8.18% due 8/15/2007                                       2,151,538
                        1,000,000   IAC/InterActiveCorp, 6.75% due 11/15/2005                                    1,008,098
                        2,600,000   Media General, Inc., 6.95% due 9/01/2006                                     2,661,038
                        1,220,000   News America, Inc., 6.75% due 1/09/2038                                      1,385,383
                                                                                                              ------------
                                                                                                                10,540,482
--------------------------------------------------------------------------------------------------------------------------
Multi-Utilities &                   Dominion Resources, Inc. Series B:
Unregulated             1,010,000         7.625% due 7/15/2005                                                   1,012,203
Power--1.7%             4,410,000         3.568% due 5/15/2006 (a)                                               4,413,965
                        2,500,000   PSEG Power LLC, 6.875% due 4/15/2006                                         2,551,890
                        4,040,000   Sempra Energy, 4.621% due 5/17/2007                                          4,059,077
                                                                                                              ------------
                                                                                                                12,037,135
--------------------------------------------------------------------------------------------------------------------------
Multiline                 600,000   Target Corp., 5.40% due 10/01/2008                                             623,912
Retail--0.1%
--------------------------------------------------------------------------------------------------------------------------
Oil, Gas &              2,500,000   Burlington Resources Finance Co., 5.60% due 12/01/2006                       2,538,970
Consumable              1,600,000   Conoco Funding Co., 5.45% due 10/15/2006                                     1,628,859
Fuels--1.5%             2,070,000   Panhandle Eastern Pipe Line Series B, 2.75% due 3/15/2007                    2,015,977
                        1,140,417   Pemex Finance Ltd., 8.45% due 2/15/2007                                      1,175,701
                        3,430,000   Pemex Project Funding Master Trust, 4.71% due 6/15/2010 (a)(b)               3,538,045
                                                                                                              ------------
                                                                                                                10,897,552
--------------------------------------------------------------------------------------------------------------------------
Pharmaceuticals--0.6%   4,000,000   Abbott Laboratories, 5.625% due 7/01/2006                                    4,066,904
--------------------------------------------------------------------------------------------------------------------------
Real Estate--0.4%                   Nationwide Health Properties, Inc.:
                        1,400,000         7.60% due 11/20/2028                                                   1,627,738
                        1,400,000         6.59% due 7/07/2038                                                    1,520,897
                                                                                                              ------------
                                                                                                                 3,148,635
--------------------------------------------------------------------------------------------------------------------------
Road & Rail--0.6%       3,500,000   Burlington Northern Santa Fe Corp., 6.375% due 12/15/2005                    3,536,368
                          870,000   Norfolk Southern Corp., 7.35% due 5/15/2007                                    918,279
                                                                                                              ------------
                                                                                                                 4,454,647
--------------------------------------------------------------------------------------------------------------------------
Software--0.3%          2,015,000   Computer Associates International, Inc., 4.75% due 12/01/2009 (b)            2,008,586
--------------------------------------------------------------------------------------------------------------------------
Thrifts & Mortgage      2,150,000   Countrywide Home Loans, Inc., 4.25% due 12/19/2007                           2,147,947
Finance--1.0%           1,450,000   Golden West Financial Corp., 5.50% due 8/08/2006                             1,473,410
                        3,325,000   Washington Mutual, Inc., 5.625% due 1/15/2007                                3,398,323
                                                                                                              ------------
                                                                                                                 7,019,680
--------------------------------------------------------------------------------------------------------------------------
                                    Total Corporate Bonds (Cost--$252,636,283)--34.8%                          252,479,591
==========================================================================================================================


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             29

                               Low Duration Master Portfolio   (in U.S. dollars)

Preferred Securities

Industry++            Shares Held   Preferred Stocks                                                             Value
==========================================================================================================================
Real Estate--0.1%           1,500   Home Ownership Funding Corp. II, 13.338% (b)                              $    505,945
--------------------------------------------------------------------------------------------------------------------------
                                    Total Preferred Stocks (Cost--$1,500,000)--0.1%                                505,945
==========================================================================================================================

                             Face
                           Amount   Trust Preferreds
==========================================================================================================================
Aerospace &           $ 8,490,000   RC Trust I, 7% due 5/15/2006                                                 8,603,054
Defense--1.2%
--------------------------------------------------------------------------------------------------------------------------
Electric                5,120,000   PPL Capital Funding Trust I, 7.29% due 5/18/2006                             5,243,187
Utilities--0.7%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Trust Preferreds (Cost--$13,998,317)--1.9%                            13,846,241
==========================================================================================================================
                                    Total Preferred Securities (Cost--$15,498,317)--2.0%                        14,352,186
==========================================================================================================================

                                    Short-Term Securities
==========================================================================================================================
Commercial             19,000,000   DNB NOR Bank ASA, 2.23% due 7/20/2005                                       18,967,083
Paper*--7.9%            8,500,000   PACCAR Financial Corp., 3.23% due 7/29/2005                                  8,478,646
                       30,000,000   Rabobank USA Financial Corp., 3.24% due 7/13/2005                           29,967,600
                                                                                                              ------------
                                                                                                                57,413,329
--------------------------------------------------------------------------------------------------------------------------
Time Deposits--0.0%         8,148   Brown Brothers Harriman & Co., 2.70% due 7/01/2005                               8,148
--------------------------------------------------------------------------------------------------------------------------
U.S. Government        19,200,000   Federal Home Loan Bank System, 3.001% due 7/01/2005                         19,200,000
Agency
Obligations*--2.6%
--------------------------------------------------------------------------------------------------------------------------
                                    Total Short-Term Securities (Cost--$76,621,477)--10.5%                      76,621,477
==========================================================================================================================
Total Investments (Cost--$729,175,753**)--99.7%                                                                724,052,886

Other Assets Less Liabilities--0.3%                                                                              2,481,343
                                                                                                              ------------
Net Assets--100.0%                                                                                            $726,534,229
                                                                                                              ============


30            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Schedule of Investments (concluded)
                               Low Duration Master Portfolio   (in U.S. dollars)

* Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Portfolio.
** The cost and unrealized appreciation (depreciation) of investments as of June 30, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...........................................   $729,170,234
                                                                   ============
      Gross unrealized appreciation ............................   $  1,993,586
      Gross unrealized depreciation ............................     (7,110,934)
                                                                   ------------
      Net unrealized depreciation ..............................   $ (5,117,348)
                                                                   ============

+ Asset-backed and mortgage-backed obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.
++ For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report which may combine such industry sub-classifications for reporting ease.
(a)   Floating rate note.
(b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(c)   Represents the interest only portion of a mortgage-backed obligation.
(d) All or portion of security held as collateral in connection with open financial futures contracts.
(e) Restricted security as to resale, representing 0.8% of net assets, were as follows:

      --------------------------------------------------------------------------
                                   Acquisition
      Issue                           Date              Cost            Value
      --------------------------------------------------------------------------
      Sigma Finance Corp.,
      5.768% due 8/15/2011          2/13/2005        $5,500,000      $5,500,000
      --------------------------------------------------------------------------

      Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in section 2(a)(3) of the Investment Company Act of 1940) were as follows:

      --------------------------------------------------------------------------
                                                     Net                Dividend
      Affiliate                                    Activity              Income
      --------------------------------------------------------------------------
      Merrill Lynch Premier Institutional Fund        --                $  6,513
      --------------------------------------------------------------------------

      Financial futures contracts sold as of June 30, 2005 were as follows:

      -------------------------------------------------------------------------
      Number of                   Expiration          Face          Unrealized
      Contracts      Issue           Date             Value        Depreciation
      -------------------------------------------------------------------------
          219       Two-Year
                 U.S. Treasury
                      Note       September 2005    $45,481,624       $   (1,938)
          180      Five-Year
                 U.S. Treasury
                      Note       September 2005    $19,693,624          (93,315)
      -------------------------------------------------------------------------
      Total                                                          $  (95,253)
                                                                     ==========

      Swaps outstanding as of June 30, 2005 were as follows:

      --------------------------------------------------------------------------
                                                                    Unrealized
                                                     Notional      Appreciation
                                                      Amount      (Depreciation)
      --------------------------------------------------------------------------
      Bought credit default protection on
      Aon Corp. and pay .37%

      Broker, Morgan Stanley Capital
      Services Inc.
      Expires January 2007                         $ 1,725,000      $    (6,193)

      Receive a floating rate based on
      3-month USD LIBOR and
      pay a fixed rate of 2.8025%

      Broker, JPMorgan Chase Bank
      Expires January 2007                         $ 1,725,000           30,206

      Sold credit default protection on
      WFS Financial Owner Trust
      Series 2003-2 Class C and
      receive .41%

      Broker, Morgan Stanley Capital
      Services Inc.
      Expires December 2010                        $ 3,775,740            3,507

      Receive a floating rate based on
      1-month USD LIBOR plus .47%,
      which is capped at a fixed coupon
      of 6% from 12/16/05 through
      expiration and pay a floating rate
      based on 1-month USD LIBOR

      Broker, Credit Suisse
      First Boston International
      Expires June 2011                            $37,500,000           17,031
      -------------------------------------------------------------------------
      Total                                                             $44,551
                                                                        =======

      See Notes to Financial Statements.

              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             31

Statement of Assets and Liabilities                Low Duration Master Portfolio

As of June 30, 2005
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$729,175,753) ...........................                      $ 724,052,886
                       Unrealized appreciation on swaps--net ......................                             47,237
                       Cash .......................................................                              2,946
                       Receivables:
                          Interest ................................................    $   4,743,466
                          Contributions ...........................................          856,260
                          Variation margin ........................................           28,125
                          Paydowns ................................................            4,626         5,632,477
                                                                                       -------------
                       Prepaid expenses ...........................................                              2,977
                                                                                                         -------------
                       Total assets ...............................................                        729,738,523
                                                                                                         -------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on swaps--net ......................                              2,686
                       Payables:
                          Withdrawals .............................................        3,009,323
                          Investment adviser ......................................          105,081
                          Other affiliates ........................................            8,127
                          Swaps ...................................................            3,849         3,126,380
                                                                                       -------------
                       Accrued expenses and other liabilities .....................                             75,228
                                                                                                         -------------
                       Total liabilities ..........................................                          3,204,294
                                                                                                         -------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Net assets .................................................                      $ 726,534,229
                                                                                                         =============
======================================================================================================================
Net Assets Consist of
----------------------------------------------------------------------------------------------------------------------
                       Investors' capital .........................................                      $ 731,707,798
                       Unrealized depreciation--net ...............................                         (5,173,569)
                                                                                                         -------------
                       Net Assets .................................................                      $ 726,534,229
                                                                                                         =============

      See Notes to Financial Statements.


32            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Statement of Operations                            Low Duration Master Portfolio

For the Year Ended June 30, 2005
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Interest ...................................................                      $  27,818,264
                       Dividends ..................................................                            200,085
                       Securities lending--net ....................................                              6,513
                                                                                                         -------------
                       Total income ...............................................                         28,024,862
                                                                                                         -------------
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...................................    $   1,627,351
                       Accounting services ........................................          303,631
                       Custodian fees .............................................           61,328
                       Professional fees ..........................................           55,719
                       Trustees' fees and expenses ................................           29,963
                       Pricing fees ...............................................           24,740
                       Printing and shareholder reports ...........................            4,674
                       Other ......................................................           24,726
                                                                                       -------------
                       Total expenses .............................................                          2,132,132
                                                                                                         -------------
                       Investment income--net .....................................                         25,892,730
                                                                                                         -------------
======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ........................................       (4,970,491)
                          Futures contracts and swaps--net ........................       (2,659,646)
                          Options written--net ....................................        1,715,795        (5,914,342)
                                                                                       -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ........................................          789,529
                          Futures contracts and swaps--net ........................          156,539
                          Options written--net ....................................         (185,968)          760,100
                                                                                       -------------------------------
                       Total realized and unrealized loss--net ....................                         (5,154,242)
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations .......                      $  20,738,488
                                                                                                         =============

      See Notes to Financial Statements.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             33

Statements of Changes in Net Assets                Low Duration Master Portfolio

                                                                                             For the Year Ended
                                                                                                   June 30,
                                                                                       -------------------------------
Increase (Decrease) in Net Assets:                                                          2005              2004
======================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $  25,892,730     $  25,728,531
                       Realized loss--net .........................................       (5,914,342)       (2,237,834)
                       Change in unrealized appreciation/depreciation--net ........          760,100       (14,412,834)
                                                                                       -------------------------------
                       Net increase in net assets resulting from operations .......       20,738,488         9,077,863
                                                                                       -------------------------------
======================================================================================================================
Capital Transactions
----------------------------------------------------------------------------------------------------------------------
                       Proceeds from contributions ................................      298,036,322       385,522,595
                       Fair value of withdrawals ..................................     (332,264,392)     (393,910,819)
                                                                                       -------------------------------
                       Net decrease in net assets derived from capital transactions      (34,228,070)       (8,388,224)
                                                                                       -------------------------------
======================================================================================================================
Net Assets
----------------------------------------------------------------------------------------------------------------------
                       Total increase (decrease) in net assets ....................      (13,489,582)          689,639
                       Beginning of year ..........................................      740,023,811       739,334,172
                                                                                       -------------------------------
                       End of year ................................................    $ 726,534,229     $ 740,023,811
                                                                                       ===============================

      See Notes to Financial Statements.

Financial Highlights                               Low Duration Master Portfolio

                                                                                                                         For the
                                                                                                                         Period
                                                                             For the Year Ended                         October 6,
                                                                                  June 30,                                2000+
The following ratios have been derived                     -------------------------------------------------------     to June 30,
from information provided in the financial statements.       2005           2004            2003            2002          2001
==================================================================================================================================
Total Investment Return**
----------------------------------------------------------------------------------------------------------------------------------
                Total investment return ................       2.80%          1.18%           6.05%           5.59%             --
                                                           =======================================================================
==================================================================================================================================
Ratios to Average Net Assets
----------------------------------------------------------------------------------------------------------------------------------
                Expenses ...............................        .28%           .28%            .28%            .32%            .30%*
                                                           =======================================================================
                Investment income--net .................       3.34%          3.39%           3.73%           5.03%           6.78%*
                                                           =======================================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
                Net assets, end of period (in thousands)   $726,534       $740,024        $739,334        $512,335        $305,514
                                                           =======================================================================
                Portfolio turnover .....................      74.53%        107.13%         198.09%          70.92%         192.04%
                                                           =======================================================================

*     Annualized.
** Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
+     Commencement of operations.

      See Notes to Financial Statements.


34            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Notes to Financial Statements                      Low Duration Master Portfolio

1. Significant Accounting Policies:

Low Duration Master Portfolio ("the "Portfolio") is a fund of Fund Asset Management Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Portfolio, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair valuations received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust.

Equity securities that are held by the Portfolio, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             35

Notes to Financial Statements (continued)          Low Duration Master Portfolio

      of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Swaps -- The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Portfolio are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes -- The Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(f) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, its collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in


36            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Notes to Financial Statements (concluded)          Low Duration Master Portfolio

the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement for the Portfolio with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the average daily value of the Portfolio's net assets at the annual rate of .21%.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC, may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the year ended June 30, 2005, MLIM, LLC received $2,784 in securities lending agent fees.

For the year ended June 30, 2005, the Portfolio reimbursed FAM $17,128 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales (including paydowns and maturities) of investments, excluding short-term securities, for the year ended June 30, 2005 were $516,434,211 and $576,672,657, respectively.

Transactions in call options written for the year ended June 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                                   Number of          Premiums
                                                   Contracts          Received
--------------------------------------------------------------------------------
Outstanding call options written,
  beginning of year ......................             4,090        $   307,162
Options expired ..........................            (4,090)           307,162
                                                  -----------------------------
Outstanding call options written,
  end of year ............................                --        $        --
                                                  =============================

Transactions in put options written for the year ended June 30, 2005 were as follows:

--------------------------------------------------------------------------------
                                                   Number of          Premiums
                                                   Contracts          Received
--------------------------------------------------------------------------------
Outstanding put options written,
  beginning of year ......................                --                 --
Options written ..........................                67        $ 2,278,695
Options closed ...........................               (67)        (2,278,695)
                                                  -----------------------------
Outstanding put options written,
  end of year ............................                --        $        --
                                                  =============================

4. Short-Term Borrowings:

The Trust, on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2005. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended June 30, 2005.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             37

Report of Independent Registered Public Accounting Firm
                                                   Low Duration Master Portfolio

To the Board of Trustees of Fund Asset
Management Master Trust and Investor of
Low Duration Master Portfolio:

We have audited the accompanying statement of assets and liabilities of Low Duration Master Portfolio, including the schedule of investments, as of June 30, 2005, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purposes of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2005, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Low Duration Master Portfolio at June 30, 2005, the results of its operations, the changes in its net assets and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
August 16, 2005


38            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen        Held by
                           Held with    Time                                                           by Director/    Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustees
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   125 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         169 Portfolios
            08543-9011     Director/             (Americas Region) thereof from 2000 to 2001 and
            Age: 50        Trustee               Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators") since
                                                 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators.
              Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.

====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
James H.    P.O. Box 9095  Director/    2002 to  Director, The China Business Group, Inc. since        38 Funds        None
Bodurtha**  Princeton, NJ  Trustee      present  1996 and Executive Vice President thereof from        55 Portfolios
            08543-9095                           1996 to 2003; Chairman of the Board, Berkshire
            Age: 61                              Holding Corporation since 1980; Partner, Squire,
                                                 Sanders & Dempsey from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9095  Director/    2005 to  Professor, Harvard University since 1992; Professor,  38 Funds        None
Froot       Princeton, NJ  Trustee      present  Massachusetts Institute of Technology from            55 Portfolios
            08543-9095                           1986 to 1992.
            Age: 47
------------------------------------------------------------------------------------------------------------------------------------
Joe         P.O. Box 9095  Director/    1996 to  Member of the Committee of Investment of              38 Funds          Kimco
Grills**    Princeton, NJ  Trustee      present  Employee Benefit Assets of the Association of         55 Portfolios     Realty
            08543-9095                           Financial Professionals ("CIEBA") since 1986;                           Corporation
            Age: 70                              Member of CIEBA's Executive Committee since 1988
                                                 and its Chairman from 1991 to 1992; Assistant
                                                 Treasurer of International Business Machines
                                                 Corporation ("IBM") and Chief Investment Officer of
                                                 IBM Retirement Funds from 1986 to 1993; Member of
                                                 the Investment Advisory Committee of the State of
                                                 New York Common Retirement Fund since 1989; Member
                                                 of the Investment Advisory Committee of the Howard
                                                 Hughes Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management Company from
                                                 1992 to 2004, Vice Chairman thereof from 1998 to
                                                 2004 and Director Emeritus thereof since 2004;
                                                 Director, LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since 1997;
                                                 Member of the Investment Advisory Committee of the
                                                 Virginia Retirement System since 1998; Vice Chairman
                                                 thereof from 2002 to 2005 and Chairman thereof since
                                                 2005; Director, Montpelier Foundation since 1998 and
                                                 its Vice Chairman since 2000; Member of the
                                                 Investment Committee of the Woodberry Forest School
                                                 since 2000; Member of the Investment Committee of
                                                 the National Trust for Historic Preservation since
                                                 2000.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             39

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen        Held by
                           Held with    Time                                                           by Director/    Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I.  P.O. Box 9095  Director/    2002 to  John M. Olin Professor of Humanities, New York        38 Funds        None
London      Princeton, NJ  Trustee      present  University since 1993 and Professor thereof since     55 Portfolios
            08543-9095                           1980; President, Hudson Institute since 1997
            Age: 66                              and Trustee thereof since 1980; Dean, Gallatin
                                                 Division of New York University from 1976 to 1993;
                                                 Distinguished Fellow, Herman Kahn Chair, Hudson
                                                 Institute from 1984 to 1985; Director, Damon Corp.
                                                 from 1991 to 1995; Overseer, Center for Naval
                                                 Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta     P.O. Box 9095  Director/    2002 to  Shareholder, Modrall, Sperling, Roehl, Harris &       38 Funds        None
Cooper      Princeton, NJ  Trustee      present  Sisk, P.A. since 1993; President, American Bar        55 Portfolios
Ramo        08543-9095                           Association from 1995 to 1996 and Member of
            Age: 62                              the Board of Governors thereof from 1994 to 1997;
                                                 Shareholder, Poole, Kelly & Ramo, Attorneys at Law,
                                                 P.C. from 1977 to 1993; Director, ECMC Group
                                                 (service provider to students, schools and lenders)
                                                 since 2001; Director, United New Mexico Bank
                                                 (now Wells Fargo) from 1983 to 1988; Director,
                                                 First National Bank of New Mexico (now Wells
                                                 Fargo) from 1975 to 1976; Vice President, American
                                                 Law Institute since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Robert S.   P.O. Box 9095  Director/    2002 to  Principal of STI Management (investment adviser)      38 Funds        None
Salomon,    Princeton, NJ  Trustee      present  since 1994; Chairman and CEO of Salomon Brothers      55 Portfolios
Jr.         08543-9095                           Asset Management from 1992 to 1995; Chairman
            Age: 68                              of Salomon Brothers Equity Mutual Funds from
                                                 1992 to 1995; regular columnist with Forbes from
                                                 1992 to 2002; Director of Stock Research and U.S.
                                                 Equity Strategist at Salomon Brothers Inc. from 1975
                                                 to 1991; Trustee, Commonfund from 1980 to 2001.
------------------------------------------------------------------------------------------------------------------------------------
Stephen B.  P.O. Box 9095  Director/    2002 to  Chairman of Fernwood Advisors, Inc. (investment       39 Funds        None
Swensrud    Princeton, NJ  Trustee      present  adviser) since 1996; Principal, Fernwood Associates   56 Portfolios
            08543-9095                           (financial consultants) since 1975; Chairman of
            Age: 72                              R.P.P. Corporation (manufacturing company)
                                                 since 1978; Director of International Mobile
                                                 Communications, Incorporated (telecommunications)
                                                 since 1998.
            ------------------------------------------------------------------------------------------------------------------------
            *  Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

            ** Co-Chairman of the Board and the Audit Committee.


40            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Officers and Directors/Trustees (concluded)

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         2002 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and                   since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer             President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from 1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------

John D.     P.O. Box 9011  Vice         2005 to  Managing Director of MLIM since 2004; Director (Global Fixed Income) of MLIM from
Burger      Princeton, NJ  President    present  1998 to 2004 and Vice President of MLIM from 1993 to 1998.
            08543-9011
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
Patrick     P.O. Box 9011  Vice         2002 to  Managing Director of MLIM since 2000; Director (Global Fixed Income) of MLIM from
Maldari     Princeton, NJ  President    present  1997 to 2000.
            08543-9011
            Age: 43
------------------------------------------------------------------------------------------------------------------------------------
James       P.O. Box 9011  Vice         2002 to  Director of MLIM since 2004; Vice President of MLIM from 1997 to 2004.
Pagano      Princeton, NJ  President    present
            08543-9011
            Age: 42
------------------------------------------------------------------------------------------------------------------------------------
Frank       P.O. Box 9011  Vice         2005 to  Managing Director of MLIM since 2002; Head of the Global Fixed Income Structured
Viola       Princeton, NJ  President    present  Asset Team since 2002; Director (Global Fixed Income) of MLIM from 2000 to 2001 and
            08543-9011                           Vice President from 1997 to 2000.
            Age: 40
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            08543-9011     Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 53                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-MER-FUND.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-06484
800-637-3863


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             41

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


42            MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must regis-ter your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


              MERRILL LYNCH LOW DURATION FUND       JUNE 30, 2005             43

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Merrill Lynch Low Duration Fund of
Merrill Lynch Investment Managers Funds, Inc.
Box 9011
Princeton, NJ
08543-9011

                                                             #ML -- 3070 -- 6/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills,
         (2) Andre F. Perold (resigned as of October 1, 2004), (3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Principal Accountant Fees and Services

         Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc.

         (a) Audit Fees -          Fiscal Year Ending June 30, 2005 - $0
                                   Fiscal Year Ending June 30, 2004 - $0

         (b) Audit-Related Fees -  Fiscal Year Ending June 30, 2005 - $0
                                   Fiscal Year Ending June 30, 2004 - $0

         (c) Tax Fees -            Fiscal Year Ending June 30, 2005 - $0
                                   Fiscal Year Ending June 30, 2004 - $0

         (d) All Other Fees -      Fiscal Year Ending June 30, 2005 - $0
                                   Fiscal Year Ending June 30, 2004 - $0


         Low Duration Master Portfolio of Fund Asset Management Master Trust

         (a) Audit Fees -          Fiscal Year Ending June 30, 2005 - $38,000
                                   Fiscal Year Ending June 30, 2004 - $33,000

         (b) Audit-Related Fees -  Fiscal Year Ending June 30, 2005 - $0
                                   Fiscal Year Ending June 30, 2004 - $0

         (c) Tax Fees -            Fiscal Year Ending June 30, 2005 - $5,700
                                   Fiscal Year Ending June 30, 2004 - $5,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -      Fiscal Year Ending June 30, 2005 - $0
                                   Fiscal Year Ending June 30, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval").

         However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending June 30, 2005 - $5,700
             Fiscal Year Ending June 30, 2004 - $5,200

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $0, 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: August 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: August 19, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Merrill Lynch Low Duration Fund of Merrill Lynch Investment Managers Funds, Inc. and Low Duration Master Portfolio of Fund Asset Management Master Trust

Date: August 19, 2005